VOYA PARTNERS, INC.

Voya Index Solution 2015 Portfolio

Voya Solution 2015 Portfolio

(each a “Portfolio” and collectively “Portfolios”)

Supplement dated December 1, 2014

to the Portfolios’ Adviser Class (“Class ADV”), Initial Class (“Class I”),

Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T Prospectuses

each dated May 1, 2014; and

to the Portfolios’ Class ADV, Class I, Class S, Class S2, Class T

Summary Prospectuses each dated May 1, 2014

each dated May 1, 2014

(each a “Prospectus” and collectively the “Prospectuses”); and

to the Portfolios’ Class ADV, Class I, Class S, Class S2, and Class T

Statements of Additional Information

each dated May 1, 2014

On November 20, 2014, the Board of Directors of Voya Partners, Inc. (“Board”) approved a proposal to reorganize the Portfolios with and into the following “Surviving Portfolios” (the “Reorganizations”):

Merging Portfolio	Surviving Portfolio
Voya Index Solution 2015 Portfolio	Voya Index Solution Income Portfolio
Voya Solution 2015 Portfolio	Voya Solution Income Portfolio

Pursuant to current disclosure in the Merging Portfolios’ Prospectuses, the proposed Reorganizations are not subject to approval by shareholders of the Merging Portfolios. It is expected that the Reorganizations will occur on or about July 17, 2015.

Following the Reorganizations each Merging Portfolio’s shareholders will hold shares of its respective Surviving Portfolio as reflected in the table above. For more information regarding a Surviving Portfolio, please contact a Shareholder Services representative or your financial professional.